      Exhibit 10(a)

Independent Auditors' Consent

The Board of Directors
First Variable Life Insurance Company

        We consent to the use of our report on the statement of changes in net assets and the related financial highlights of each of the sub-accounts of First Variable Life Insurance Company — First Variable Annuity Fund E dated April 30, 2002 included herein and to the reference to our firm under the heading "Independent Accountants" in the Statement of Additional Information, in the initial registration statement (Form N-4, File No. 811-4092) of First Variable Annuity Fund E.

s /KPMG LLP/
Chicago, Illinois
December 31, 2003